UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549


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                               FORM 8-K

                            CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                 The Securities Exchange Act of 1934

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          Date of Report (Date of earliest event reported):
                             May 13, 2010


                   United States Steel Corporation
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                            -------------
        (Exact name of registrant as specified in its charter)


       Delaware                1-16811               25-1897152
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                                 --
   (State or other        (Commission File         (IRS Employer
   jurisdiction of             Number)          Identification No.)
    incorporation)

 600 Grant Street, Pittsburgh, PA              15219-2800
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 (Address of principal executive               (Zip Code)
             offices)

                            (412) 433-1121
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                   (Registrant's telephone number,
                         including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 1.01. Entry into a Material Definitive Agreement

On May 13, 2010, United States Steel Corporation (the "Corporation") entered into a Loan Agreement (the "Agreement") in connection with the issuance and sale by the Indiana Finance Authority (the "Issuer") of $88,810,000 of Indiana Finance Authority Environmental Improvement Revenue Refunding Bonds, Series 2010 (United States Steel Corporation Project)(the "Bonds"). Pursuant to the Agreement, the Issuer will provide the proceeds of the sale of the Bonds for the purpose of refunding two previous series of the Issuer's bonds totaling $88,810,000 (the "Refunded Bonds"). The Agreement obligates the Corporation to provide the trustee under the Indenture issued in connection with the Bonds with funds sufficient to pay, when due, the principal of and interest on the Bonds. The Refunded Bonds will be redeemed on May 28, 2010 and were issued to refund four prior issues of bonds, the proceeds of which were used to finance the acquisition, construction, equipping and installation of certain pollution control facilities of the Corporation.

The Agreement is filed herewith as Exhibit 10.1.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure under Item 1.01 of this Form 8-K is incorporated in this Item
2.03 by reference.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

     10.1 Loan Agreement between Indiana Finance Authority and United States Steel Corporation dated as of May 1, 2010 regarding $88,810,000 aggregate principal amount of Indiana Finance Authority Environmental Improvement Revenue Refunding Bonds, Series 2010 (United States Steel Corporation Project).

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION



By   /s/ Gregory A. Zovko
     --------------------
     Gregory A. Zovko
     Vice President &
     Controller



Dated:  May 18, 2010